EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 6, 2011

to

CREDIT AGREEMENT

Dated as of June 1, 2010

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 6, 2011 by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 1, 2010 by and among the Borrower, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto constituting the Required Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)         Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Initial Stock Buybacks” means those certain repurchases of common stock of the Borrower in the aggregate amount of $7,500,000 that occurred in March 2011.

“Specified Share Repurchases” means repurchases of common stock of the Borrower, in an aggregate amount not to exceed $60,000,000 during the term of this Agreement, to the extent funded by the proceeds of exercised management and/or employee stock options.  For the avoidance of doubt, the Initial Stock Buybacks constitute Specified Share Repurchases.

(b)         Section 6.08 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing immediately before the reference to “(e)” therein and (ii) insert the following sentence at the end thereof:

 “and (f) so long as no Default or Event of Default has occurred or is continuing prior to, or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto, the Borrower may make Specified Share Repurchases.”

2.           Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) the Borrower shall have paid an amendment fee of $5,000 to the Administrative Agent for the ratable benefit (in accordance with the Applicable Percentages) of the Lenders that have delivered their signature pages hereto by such time as is requested by the Administrative Agent.

3.           Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)         This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)         As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4.           Reference to and Effect on the Credit Agreement.

(a)         Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)         Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)         Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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6.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MEASUREMENT SPECIALTIES, INC.,
as the Borrower

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Credit Agreement with respect to that certain Credit Agreement dated as of June 1, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent, which Amendment No. 1 to Credit Agreement is dated as of May 6, 2011 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated May 6, 2011
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BETATHERM USA, LLC	MEAS US LLC

By:	By:
Name:	Name:
Title:	Title:

MEASUREMENT SPECIALTIES FOREIGN	IC SENSORS, INC.
HOLDINGS CORPORATION

By:	By:
Name:	Name:
Title:	Title:

ELEKON INDUSTRIES USA, INC.	ENTRAN DEVICES LLC

By:	By:
Name:	Name:
Title:	Title:

PRESSURE SYSTEMS, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.